                                                                      Exhibit 99

                            Global Structured Finance

                             BoAALT 2004-02 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $126,324,326.48
Loan Count: 1,016
Cut-off Date: 2004-02-01
Avg. Loan Balance: $124,334.97
Avg. Orig. Balance: $124,475.25
W.A. FICO*: 734
W.A. Orig. LTV: 68.30%
W.A. Cut-Off LTV: 68.24%
W.A. Gross Coupon: 6.1993%
W.A. Net Coupon: 5.9418%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 353 months
W.A. Rem. Term: 353 months
W.A. Age: 1 months
% over 80 COLTV: 11.34%
% over 100 COLTV: 0.00%
% with PMI: 11.34%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.18%
W.A. MI Adjusted LTV: 65.88%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.79%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
*** 50,000             3.73%
-----------------------------
50,001 - 150,000       47.04
-----------------------------
150,001 - 250,000      25.71
-----------------------------
250,001 - 350,000      18.19
-----------------------------
350,001 - 450,000       3.77
-----------------------------

*** means less than or equal to

-----------------------------
450,001 - 550,000       1.58
-----------------------------
Total:                100.00%
-----------------------------

Average: $124,475.25
Lowest: $12,600.00
Highest: $531,750.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
*** 50,000              3.79%
-----------------------------
50,001 - 150,000       46.97
-----------------------------
150,001 - 250,000      25.90
-----------------------------
250,001 - 350,000      17.99
-----------------------------
350,001 - 450,000       3.77
-----------------------------
450,001 - 550,000       1.58
-----------------------------
Total:                100.00%
-----------------------------

Average: $124,334.97
Lowest: $12,573.12
Highest: $531,750.00

*** means less than or equal to

--------------------------------------------------------------------------------

4. Index

------------------
Index      Percent
------------------
FIX        100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

5. Product Type

------------------------
Product Type     Percent
------------------------

------------------------
30 YR FIXED       93.90%
------------------------
20 YR FIXED        4.85
------------------------
25 YR FIXED        1.05
------------------------
19 YR FIXED        0.20
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

6. Coupon

-------------------------
Coupon            Percent
-------------------------
5.126 - 5.250       1.10%
-------------------------
5.251 - 5.375       0.96
-------------------------
5.376 - 5.500       1.17
-------------------------
5.501 - 5.625       0.76
-------------------------
5.626 - 5.750       4.80
-------------------------
5.751 - 5.875      10.61
-------------------------
5.876 - 6.000      11.96
-------------------------
6.001 - 6.125       8.97
-------------------------
6.126 - 6.250      22.46
-------------------------
6.251 - 6.375      19.41
-------------------------
6.376 - 6.500      11.02
-------------------------
6.501 - 6.625       3.58
-------------------------
6.626 - 6.750       1.50
-------------------------
6.751 - 6.875       0.57
-------------------------
6.876 - 7.000       0.33
-------------------------
7.001 - 7.125       0.35
-------------------------
7.126 - 7.250       0.12
-------------------------
7.251 - 7.375       0.19
-------------------------
7.501 - 7.625       0.05
-------------------------
8.001 - 8.125       0.07
-------------------------
Total:            100.00%
-------------------------

W.A.: 6.199
Lowest: 5.250
Highest: 8.125

--------------------------------------------------------------------------------

7. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          2.56%
------------------------
750 - 799         39.76
------------------------
700 - 749         35.73
------------------------
650 - 699         18.13
------------------------
600 - 649          3.82
------------------------
Total:           100.00%
------------------------

W.A.: 734
Lowest: 611
Highest: 823

--------------------------------------------------------------------------------

8. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Purchase                 43.04%
-------------------------------
Refinance-Cashout        36.04
-------------------------------
Refinance-Rate/Term      20.92
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

10. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                55.89%
-------------------------
2-Family           12.70
-------------------------
Condo              11.35
-------------------------
4-Family            8.77
-------------------------
3-Family            4.10
-------------------------
PUD Detach          3.86
-------------------------
PUD Attach          2.63
-------------------------
Townhouse           0.41
-------------------------
Condotel            0.29
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------
Appraisal Method     Percent
----------------------------
AVM                   22.68%
----------------------------
FULL                  77.32
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

12. Documentation

--------------------------
Documentation      Percent
--------------------------
Reduced             62.23%
--------------------------
Standard            30.22
--------------------------
Stated               4.53
--------------------------
No Ratio             1.34
--------------------------
All Ready Home       1.08
--------------------------

--------------------------
Rapid                0.59
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Investor              98.61%
----------------------------
Secondary              1.39
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               88.66%
-------------------------
GEMIC               3.69
-------------------------
UGIC                2.93
-------------------------
PMIC                1.91
-------------------------
RMIC                1.86
-------------------------
TGIC                0.51
-------------------------
RGIC                0.43
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California      42.90%
----------------------
Florida         16.85
----------------------

Texas         3.81
-------------------
Nevada        3.51
-------------------
Georgia       3.21
-------------------
Other        29.72
-------------------
Total:      100.00%
-------------------

--------------------------------------------------------------------------------

16. California

-------------------------------
California              Percent
-------------------------------
Northern California      42.49%
-------------------------------
Southern California      57.51
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

17. Zip Code

--------------------
Zip Code     Percent
--------------------
91030          0.79%
--------------------
95125          0.60
--------------------
90706          0.57
--------------------
95926          0.54
--------------------
92126          0.53
--------------------
Other         96.96
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

18. Delinquency*

------------------------
Delinquency*     Percent
------------------------

------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                      99.80%
-----------------------------
1                       0.20
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

22. Original Term

-------------------------
Original Term     Percent
-------------------------
228                 0.20%
-------------------------
240                 4.85
-------------------------
300                 1.05
-------------------------
360                93.90
-------------------------
Total:            100.00%
-------------------------

W.A.: 353.3 months
Lowest: 228 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
181 - 228                    0.20%
----------------------------------
235 - 240                    4.85
----------------------------------
295 - 300                    1.05
----------------------------------
355 - 360                   93.90
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 352.7 months
Lowest: 228 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    45.11%
---------------------------
1 - 6                54.89
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. OLTV

-------------------------
OLTV              Percent
-------------------------
*** 20.00           0.27%
-------------------------
20.01 - 25.00       1.20
-------------------------
25.01 - 30.00       0.96
-------------------------
30.01 - 35.00       2.38
-------------------------
35.01 - 40.00       2.09
-------------------------
40.01 - 45.00       3.33
-------------------------
45.01 - 50.00       3.63
-------------------------
50.01 - 55.00       4.99
-------------------------
55.01 - 60.00       7.02
-------------------------
60.01 - 65.00       6.73
-------------------------
65.01 - 70.0       15.85
-------------------------
70.01 - 75.00      15.95
-------------------------
75.01 - 80.00      24.25
-------------------------
80.01 - 85.00       1.59
-------------------------
85.01 - 90.00       9.21
-------------------------
90.01 - 95.00       0.54
-------------------------
Total:            100.00%
-------------------------

W.A.: 68.30%
Lowest: 12.29%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
*** 20.00           0.27%
-------------------------
20.01 - 25.00       1.20
-------------------------
25.01 - 30.00       0.96
-------------------------
30.01 - 35.00       2.41
-------------------------
35.01 - 40.00       2.09
-------------------------
40.01 - 45.00       3.33
-------------------------

*** means less than or equal to

-------------------------
45.01 - 50.00       3.63
-------------------------
50.01 - 55.00       5.05
-------------------------
55.01 - 60.00       7.03
-------------------------
60.01 - 65.00       6.98
-------------------------
65.01 - 70.00      15.54
-------------------------
70.01 - 75.00      16.06
-------------------------
75.01 - 80.00      24.11
-------------------------
80.01 - 85.00       1.59
-------------------------
85.01 - 90.00       9.21
-------------------------
90.01 - 95.00       0.54
-------------------------
Total:            100.00%
-------------------------

W.A.: 68.24%
Lowest: 12.29%
Highest: 94.91%

--------------------------------------------------------------------------------
Banc of America Securities LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-02 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $64,492,957.87
Loan Count: 398
Cut-off Date: 2004-02-01
Avg. Loan Balance: $162,042.61
Avg. Orig. Balance: $162,177.33
W.A. FICO*: 729
W.A. Orig. LTV: 79.85%
W.A. Cut-Off LTV: 79.78%
W.A. Gross Coupon: 6.1375%
W.A. Net Coupon: 5.8800%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 34.59%
% over 100 COLTV: 5.85%
% with PMI: 34.59%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 29.38%
W.A. MI Adjusted LTV: 69.96%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.89%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
*** 50,000              0.55%
-----------------------------
50,001 - 150,000       32.92
-----------------------------
150,001 - 250,000      40.95
-----------------------------
250,001 - 350,000      24.40
-----------------------------
350,001 - 450,000       1.18
-----------------------------

*** means less than or equal to

-----------------------------
Total:                100.00%
-----------------------------

Average: $162,177.33
Lowest: $25,750.00
Highest: $398,250.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
*** 50,000              0.55%
-----------------------------
50,001 - 150,000       33.16
-----------------------------
150,001 - 250,000      40.72
-----------------------------
250,001 - 350,000      24.40
-----------------------------
350,001 - 450,000       1.18
-----------------------------
Total:                100.00%
-----------------------------

Average: $162,042.61
Lowest: $25,750.00
Highest: $398,250.00

--------------------------------------------------------------------------------

4. Index

------------------
Index      Percent
------------------
FIX        100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

5. Product Type

------------------------
Product Type     Percent
------------------------
30 YR FIXED       99.56%
------------------------
25 YR FIXED        0.30
------------------------

*** means less than or equal to

------------------------
20 YR FIXED        0.14
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

6. Coupon

-------------------------
Coupon            Percent
-------------------------
5.126 - 5.250       0.15%
-------------------------
5.251 - 5.375       0.92
-------------------------
5.376 - 5.500       1.29
-------------------------
5.501 - 5.625       2.87
-------------------------
5.626 - 5.750      10.38
-------------------------
5.751 - 5.875      14.35
-------------------------
5.876 - 6.000      18.96
-------------------------
6.001 - 6.125      12.86
-------------------------
6.126 - 6.250      11.36
-------------------------
6.251 - 6.375       8.62
-------------------------
6.376 - 6.500       7.39
-------------------------
6.501 - 6.625       4.74
-------------------------
6.626 - 6.750       1.56
-------------------------
6.751 - 6.875       1.93
-------------------------
6.876 - 7.000       0.34
-------------------------
7.001 - 7.125       0.57
-------------------------
7.126 - 7.250       1.00
-------------------------
7.251 - 7.375       0.46
-------------------------
7.876 - 8.000       0.24
-------------------------
Total:            100.00%
-------------------------

W.A.: 6.137
Lowest: 5.250
Highest: 8.000

--------------------------------------------------------------------------------

7. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          1.73%
------------------------
750 - 799         30.47
------------------------
700 - 749         46.72
------------------------
650 - 699         18.58
------------------------
600 - 649          2.49
------------------------
Total:           100.00%
------------------------

W.A.: 729
Lowest: 608
Highest: 813

--------------------------------------------------------------------------------

8. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Purchase                 63.28%
-------------------------------
Refinance-Cashout        23.08
-------------------------------
Refinance-Rate/Term      13.64
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

10. Property Type

-------------------------
Property Type     Percent
-------------------------

-------------------------
SFR                68.20%
-------------------------
PUD Detach         15.67
-------------------------
Condo               8.06
-------------------------
2-Family            2.88
-------------------------
PUD Attach          2.52
-------------------------
Townhouse           1.34
-------------------------
3-Family            0.91
-------------------------
Condotel            0.43
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------
Appraisal Method     Percent
----------------------------
AVM                    3.79%
----------------------------
FULL                  96.21
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

12. Documentation

-------------------------
Documentation     Percent
-------------------------
Stated             44.45%
-------------------------
Standard           43.60
-------------------------
No Ratio           10.65
-------------------------
Rapid               1.29
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

-----------------------------
Occupancy Status      Percent
-----------------------------
Primary               100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               65.41%
-------------------------
UGIC               17.03
------------------------
PMIC                8.23
------------------------
GEMIC               5.10
------------------------
RMIC                1.94
------------------------
RGIC                1.37
------------------------
TGIC                0.91
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. State

-------------------------
State             Percent
-------------------------
California         31.26%
-------------------------
Florida            12.87
-------------------------
Texas               8.71
-------------------------
Maryland            5.01
-------------------------
Virginia            3.85
-------------------------
Other              38.30
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

16. California

-------------------------------
California              Percent
-------------------------------
Northern California      34.63%
-------------------------------
Southern California      65.37
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

17. Zip Code

--------------------
Zip Code     Percent
--------------------
95035          0.89%
--------------------
92037          0.80
--------------------
92706          0.70
--------------------
92234          0.67
--------------------
91723          0.62
--------------------
Other         96.32
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

18. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------

-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

22. Original Term

-------------------------
Original Term     Percent
-------------------------
240                 0.14%
-------------------------
300                 0.30
-------------------------
360                99.56
-------------------------
Total:            100.00%
-------------------------

W.A.: 359.6 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
235 - 240                    0.14%
----------------------------------
289 - 294                    0.15
----------------------------------
295 - 300                    0.16
----------------------------------
349 - 354                    2.04
----------------------------------
355 - 360                   97.52
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 358.9 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    40.59%
---------------------------
1 - 6                58.03
---------------------------
7 - 12                1.39
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

25. OLTV

-------------------------
OLTV              Percent
-------------------------
*** 20.00           0.14%
-------------------------
20.01 - 25.00       1.00
-------------------------
25.01 - 30.00       0.61
-------------------------
30.01 - 35.00       0.53
-------------------------

*** means less than or equal to

-------------------------
35.01 - 40.00       0.86
-------------------------
40.01 - 45.00       1.18
-------------------------
45.01 - 50.00       2.57
-------------------------
50.01 - 55.00       1.32
-------------------------
55.01 - 60.00       3.07
-------------------------
60.01 - 65.00       1.83
-------------------------
65.01 - 70.00       5.77
-------------------------
70.01 - 75.00       6.05
-------------------------
75.01 - 80.00      40.47
-------------------------
80.01 - 85.00       2.05
-------------------------
85.01 - 90.00       9.91
-------------------------
90.01 - 95.00       1.96
-------------------------
95.01 - 100.00     14.82
-------------------------
**** 100.01         5.85
-------------------------
Total:            100.00%
-------------------------

W.A.: 79.85%
Lowest: 19.06%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
*** 20.00           0.14%
-------------------------
20.01 - 25.00       1.00
-------------------------
25.01 - 30.00       0.61
-------------------------
30.01 - 35.00       0.53
-------------------------
35.01 - 40.00       0.86
-------------------------
40.01 - 45.00       1.18
-------------------------
45.01 - 50.00       2.57
-------------------------
50.01 - 55.00       1.32
-------------------------
55.01 - 60.00       3.07
-------------------------
60.01 - 65.00       1.83
-------------------------
65.01 - 70.00       5.77
-------------------------

***  means less than or equal to
**** means greater than or equal to

-------------------------
70.01 - 75.00       6.48
-------------------------
75.01 - 80.00      40.04
-------------------------
80.01 - 85.00       2.05
-------------------------
85.01 - 90.00      10.06
-------------------------
90.01 - 95.00       1.81
-------------------------
95.01 - 100.00     14.82
-------------------------
**** 100.01         5.85
-------------------------
Total:            100.00%
-------------------------

W.A.: 79.78%
Lowest: 19.02%
Highest: 103.00%

--------------------------------------------------------------------------------
Banc of America Securities LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

**** means greater than or equal to

                            Global Structured Finance

                             BoAALT 2004-02 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $32,295,994.09
Loan Count: 58
Cut-off Date: 2004-02-01
Avg. Loan Balance: $556,827.48
Avg. Orig. Balance: $557,102.14
W.A. FICO*: 724
W.A. Orig. LTV: 70.07%
W.A. Cut-Off LTV: 70.03%
W.A. Gross Coupon: 6.1713%
W.A. Net Coupon: 5.9138%
W.A. Admin Fee: 0.2575%
W.A. Orig.Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A.MI Coverage:
W.A. MI Adjusted LTV: 70.03%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.61%
% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
350,001 - 450,000          21.13%
---------------------------------
450,001 - 550,000          28.87
---------------------------------
550,001 - 650,000          25.92
---------------------------------
650,001 - 750,000           2.17
---------------------------------
750,001 - 850,000           2.60
---------------------------------

---------------------------------
850,001 - 950,000           2.82
---------------------------------
950,001 - 1,050,000         9.22
---------------------------------
1,050,001 - 1,150,000       3.40
---------------------------------
1,150,001 - 1,250,000       3.87
---------------------------------
Total:                    100.00%
---------------------------------

Average: $557,102.14
Lowest: $351,500.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
350,001 - 450,000          21.13%
---------------------------------
450,001 - 550,000          28.87
---------------------------------
550,001 - 650,000          25.92
---------------------------------
650,001 - 750,000           2.17
---------------------------------
750,001 - 850,000           2.60
---------------------------------
850,001 - 950,000           2.82
---------------------------------
950,001 - 1,050,000         9.22
---------------------------------
1,050,001 - 1,150,000       3.40
---------------------------------
1,150,001 - 1,250,000       3.87
---------------------------------
Total:                    100.00%
---------------------------------

Average: $556,827.48
Lowest: $351,500.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Index

------------------
Index      Percent
------------------
FIX        100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

5. Product Type

------------------------
Product Type     Percent
------------------------
30 YR FIXED      100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

6. Coupon

-------------------------
Coupon            Percent
-------------------------
5.501 - 5.625       1.73%
-------------------------
5.626 - 5.750       2.93
-------------------------
5.751 - 5.875      19.00
-------------------------
5.876 - 6.000      16.35
-------------------------
6.001 - 6.125      15.98
-------------------------
6.126 - 6.250      13.10
-------------------------
6.251 - 6.375      16.97
-------------------------
6.376 - 6.500       4.26
-------------------------
6.501 - 6.625       7.04
-------------------------
6.751 - 6.875       1.55
-------------------------
7.126 - 7.250       1.09
-------------------------
Total:            100.00%
-------------------------

W.A.: 6.171
Lowest: 5.625
Highest: 7.250

--------------------------------------------------------------------------------

7. Credit Score

------------------------
Credit Score     Percent
------------------------

------------------------
800 - 849          1.46%
------------------------
750 - 799         28.12
------------------------
700 - 749         47.16
------------------------
650 - 699         21.52
------------------------
600 - 649          1.74
------------------------
Total:           100.00%
------------------------

W.A.: 724
Lowest: 639
Highest: 805

--------------------------------------------------------------------------------

8. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Purchase                 44.18%
-------------------------------
Refinance-Rate/Term      33.91
-------------------------------
Refinance-Cashout        21.90
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

10. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                66.53%
-------------------------

-------------------------
PUD Detach         22.75
-------------------------
Condo               5.31
-------------------------
2-Family            4.33
-------------------------
PUD Attach          1.09
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------
Appraisal Method     Percent
----------------------------
FULL                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

12. Documentation

-------------------------
Documentation     Percent
-------------------------
Stated             56.14%
-------------------------
Standard           20.37
-------------------------
No Ratio           15.94
-------------------------
Rapid               6.12
-------------------------
Reduced             1.42
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               87.75%
----------------------------
Secondary              7.27
----------------------------

----------------------------
Investor               4.98
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------
14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    55.62%
--------------------
New Mexico     9.12
--------------------
Florida        5.39
--------------------
Maryland       4.59
--------------------
Georgia        4.45
--------------------
Other         20.82
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    34.70%
-----------------------------
Southern California    65.30
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
87505        5.61%
------------------
92603        5.14
------------------
34236        3.87
------------------
90211        3.10
------------------
92106        3.09
------------------
Other       79.18
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.5 months
Lowest: 359 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  48.15%
-------------------------
1 - 6              51.85
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
30.01 - 35.00     2.01%
-----------------------
40.01 - 45.00     1.58
-----------------------
50.01 - 55.00     3.28
-----------------------
55.01 - 60.00    14.32
-----------------------
60.01 - 65.00    11.72
-----------------------
65.01 - 70.00     6.26
-----------------------
70.01 - 75.00    23.67
-----------------------
75.01 - 80.00    37.17
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.07%
Lowest: 30.59%
Highest: 80.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
30.01 - 35.00     2.01%
-----------------------
40.01 - 45.00     1.58
-----------------------

-----------------------
50.01 - 55.00     3.28
-----------------------
55.01 - 60.00    14.32
-----------------------
60.01 - 65.00    11.72
-----------------------
65.01 - 70.00     6.26
-----------------------
70.01 - 75.00    23.67
-----------------------
75.01 - 80.00    37.17
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.03%
Lowest: 30.56%
Highest: 80.00%

--------------------------------------------------------------------------------
Banc of America Securities LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-02 Group 4
                                15YR GWAC le 5.50
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $37,779,472.45
Loan Count: 311
Cut-off Date: 2004-02-01
Avg. Loan Balance: $121,477.40
Avg. Orig. Balance: $121,754.04
W.A. FICO*: 730
W.A. Orig. LTV: 61.64%
W.A. Cut-Off LTV: 61.49%
W.A. Gross Coupon: 5.2902%
W.A. Net Coupon: 5.0327%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 9.42%
% over 100 COLTV: 0.00%
% with PMI: 9.42%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.03%
W.A. MI Adjusted LTV: 60.40%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.60%
% Conforming: 85.01%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
*** 50,000              4.83%
-----------------------------
50,001 - 150,000       46.10
-----------------------------
150,001 - 250,000      22.24
-----------------------------
250,001 - 350,000      11.84
-----------------------------
350,001 - 450,000       5.18
-----------------------------

***  means less than or equal to

-----------------------------
450,001 - 550,000       5.23
-----------------------------
650,001 - 750,000       1.98
-----------------------------
950,001 - 1,050,000     2.60
-----------------------------
Total:                100.00%
-----------------------------

Average: $121,754.04
Lowest: $16,275.00
Highest: $984,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
*** 50,000                4.83%
-------------------------------
50,001 - 150,000         46.10
-------------------------------
150,001 - 250,000        22.24
-------------------------------
250,001 - 350,000        12.77
-------------------------------
350,001 - 450,000         4.26
-------------------------------
450,001 - 550,000         5.23
-------------------------------
650,001 - 750,000         1.98
-------------------------------
950,001 - 1,050,000       2.60
-------------------------------
Total:                  100.00%
-------------------------------

Average: $121,477.40
Lowest: $16,170.18
Highest: $984,000.00

--------------------------------------------------------------------------------

4. Index

------------------
Index      Percent
------------------
FIX        100.00%
------------------
Total:     100.00%
------------------

***  means less than or equal to

--------------------------------------------------------------------------------

5. Product Type

------------------------
Product Type     Percent
------------------------
15 YR FIXED       95.53%
------------------------
10 YR FIXED        4.47
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

6. Coupon

-------------------------
Coupon            Percent
-------------------------
4.126 - 4.250       0.38%
-------------------------
4.251 - 4.375       0.24
-------------------------
4.376 - 4.500       0.37
-------------------------
4.626 - 4.750       3.59
-------------------------
4.751 - 4.875       4.10
-------------------------
4.876 - 5.000       9.47
-------------------------
5.001 - 5.125       5.73
-------------------------
5.126 - 5.250      18.06
-------------------------
5.251 - 5.375      25.74
-------------------------
5.376 - 5.500      32.33
-------------------------
Total:            100.00%
-------------------------

W.A.: 5.290
Lowest: 4.250
Highest: 5.500

--------------------------------------------------------------------------------

7. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          1.58%
------------------------
750 - 799         36.37
------------------------

------------------------
700 - 749         31.74
------------------------
650 - 699         28.80
------------------------
600 - 649          1.51
------------------------
Total:           100.00%
------------------------

W.A.: 730
Lowest: 611
Highest: 815

--------------------------------------------------------------------------------

8. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      42.61%
-------------------------------
Refinance-Cashout        32.56
-------------------------------
Purchase                 24.83
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

10. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                61.45%
-------------------------
PUD Detach         11.32
-------------------------
2-Family            8.94
-------------------------

-------------------------
4-Family            7.74
-------------------------
Condo               7.55
-------------------------
3-Family            2.00
-------------------------
PUD Attach          0.71
-------------------------
Townhouse           0.29
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------
Appraisal Method     Percent
----------------------------
AVM                   23.10%
----------------------------
FULL                  76.90
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

12. Documentation

--------------------------
Documentation      Percent
--------------------------
Reduced             40.77%
--------------------------
Standard            26.32
--------------------------
Stated              22.99
--------------------------
No Ratio             8.67
--------------------------
All Ready Home       0.88
--------------------------
Rapid                0.37
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Investor              63.91%
----------------------------
Primary               34.94
----------------------------
Secondary              1.15
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               90.58%
-------------------------
PMIC                3.90
-------------------------
UGIC                2.46
-------------------------
RMIC                1.28
-------------------------
GEMIC               0.95
-------------------------
TGIC                0.84
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California      40.52%
----------------------
Florida         18.25
----------------------
Texas            7.69
----------------------
Virginia         4.01
----------------------
Georgia          3.68
----------------------
Other           25.85
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. California

-------------------------------
California              Percent
-------------------------------
Northern California      30.25%
-------------------------------
Southern California      69.75
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

17. Zip Code

--------------------
Zip Code     Percent
--------------------
93672          2.60%
--------------------
33129          1.98
--------------------
23103          1.41
--------------------
92673          1.32
--------------------
92630          1.31
--------------------
Other         91.37
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

18. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                      99.82%
-----------------------------
1                       0.18
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

22. Original Term

-------------------------
Original Term     Percent
-------------------------
120                 4.47%
-------------------------
180                95.53
-------------------------
Total:            100.00%
-------------------------

W.A.: 177.3 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
115 - 120                    4.47%
----------------------------------
175 - 180                   95.53
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 176.7 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    46.20%
---------------------------
1 - 6                53.80
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. OLTV

-------------------------
OLTV              Percent
-------------------------
*** 20.00           1.44%
-------------------------
20.01 - 25.00       3.57
-------------------------
25.01 - 30.00       2.06
-------------------------
30.01 - 35.00       5.45
-------------------------
35.01 - 40.00       2.88
-------------------------
40.01 - 45.00       8.43
-------------------------
45.01 - 50.00       4.82
-------------------------
50.01 - 55.00       8.07
-------------------------

***  means less than or equal to

-------------------------
55.01 - 60.00       7.94
-------------------------
60.01 - 65.00       6.34
-------------------------
65.01 - 70.00       9.90
-------------------------
70.01 - 75.00       5.61
-------------------------
75.01 - 80.00      24.06
-------------------------
80.01 - 85.00       2.22
-------------------------
85.01 - 90.00       5.44
-------------------------
90.01 - 95.00       1.77
-------------------------
Total:            100.00%
-------------------------

W.A.: 61.64%
Lowest: 9.77%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
*** 20.00           1.44%
-------------------------
20.01 - 25.00       3.57
-------------------------
25.01 - 30.00       2.06
-------------------------
30.01 - 35.00       5.45
-------------------------
35.01 - 40.00       2.88
-------------------------
40.01 - 45.00       8.65
-------------------------
45.01 - 50.00       4.60
-------------------------
50.01 - 55.00       8.49
-------------------------
55.01 - 60.00       8.23
-------------------------
60.01 - 65.00       5.63
-------------------------
65.01 - 70.00       9.90
-------------------------
70.01 - 75.00       5.61
-------------------------
75.01 - 80.00      24.06
-------------------------
80.01 - 85.00       2.22
-------------------------
85.01 - 90.00       5.69
-------------------------
90.01 - 95.00       1.51
-------------------------
Total:            100.00%
-------------------------

***  means less than or equal to

W.A.: 61.49%
Lowest: 9.77%
Highest: 94.64%

--------------------------------------------------------------------------------

Banc of America Securities LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-02 Group 5
                                15YR GWAC gt 5.50
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $36,709,937.18
Loan Count: 397
Cut-off Date: 2004-02-01
Avg. Loan Balance: $92,468.36
Avg. Orig. Balance: $92,714.70
W.A. FICO*: 733
W.A. Orig. LTV: 60.60%
W.A. Cut-Off LTV: 60.45%
W.A. Gross Coupon: 5.8488%
W.A. Net Coupon: 5.5913%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 176 months
W.A. Rem. Term: 175 months
W.A. Age: 1 months
% over 80 COLTV: 7.41%
% over 100 COLTV: 0.00%
% with PMI: 7.41%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.84%
W.A. MI Adjusted LTV: 59.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.44%
% Conforming: 98.64%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
*** 50,000             10.28%
-----------------------------
50,001 - 150,000       57.19
-----------------------------
150,001 - 250,000      19.44
-----------------------------
250,001 - 350,000      10.30
-----------------------------
450,001 - 550,000       2.80
-----------------------------

***  means less than or equal to

-----------------------------
Total:                100.00%
-----------------------------

Average: $92,714.70
Lowest: $15,000.00
Highest: $532,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
*** 50,000             10.41%
-----------------------------
50,001 - 150,000       57.05
-----------------------------
150,001 - 250,000      19.44
-----------------------------
250,001 - 350,000      10.30
-----------------------------
450,001 - 550,000       2.80
-----------------------------
Total:                100.00%
-----------------------------

Average: $92,468.36
Lowest: $14,947.87
Highest: $529,272.64

--------------------------------------------------------------------------------

4. Index

------------------
Index      Percent
------------------
FIX        100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

5. Product Type

------------------------
Product Type     Percent
------------------------
15 YR FIXED       92.32%
------------------------
10 YR FIXED        7.10
------------------------

***  means less than or equal to

------------------------
13 YR FIXED        0.58
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

6. Coupon

-------------------------
Coupon            Percent
-------------------------
5.501 - 5.625      22.02%
-------------------------
5.626 - 5.750      30.95
-------------------------
5.751 - 5.875      24.67
-------------------------
5.876 - 6.000       9.61
-------------------------
6.001 - 6.125       7.22
-------------------------
6.126 - 6.250       3.45
-------------------------
6.251 - 6.375       0.26
-------------------------
6.501 - 6.625       0.33
-------------------------
7.126 - 7.250       1.39
-------------------------
7.376 - 7.500       0.10
-------------------------
Total:            100.00%
-------------------------

W.A.: 5.849
Lowest: 5.625
Highest: 7.500

--------------------------------------------------------------------------------

7. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          3.61%
------------------------
750 - 799         34.90
------------------------
700 - 749         41.11
------------------------
650 - 699         16.26
------------------------
600 - 649          4.12
------------------------
Total:           100.00%
------------------------

W.A.: 733
Lowest: 603
Highest: 817

--------------------------------------------------------------------------------

8. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Cashout        40.81%
-------------------------------
Refinance-Rate/Term      40.38
-------------------------------
Purchase                 18.81
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

10. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                61.70%
-------------------------
2-Family           10.87
-------------------------
Condo               8.24
-------------------------
PUD Detach          5.78
-------------------------
4-Family            5.33
-------------------------
3-Family            3.29
-------------------------
PUD Attach          2.94
-------------------------
Townhouse           1.85
-------------------------

-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------
Appraisal Method     Percent
----------------------------
AVM                   31.53%
----------------------------
FULL                  68.47
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

12. Documentation

--------------------------
Documentation      Percent
--------------------------
Reduced             54.82%
--------------------------
Standard            27.07
--------------------------
Stated              13.11
--------------------------
No Ratio             2.45
--------------------------
All Ready Home       2.22
--------------------------
Rapid                0.33
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Investor              84.37%
----------------------------
Primary               14.88
----------------------------
Secondary              0.75
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               92.59%
-------------------------
GEMIC               2.78
-------------------------
PMIC                2.34
-------------------------
UGIC                1.32
-------------------------
RMIC                0.39
-------------------------
TGIC                0.32
-------------------------
RGIC                0.26
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California      31.16%
----------------------
Florida         16.47
----------------------
Texas            7.80
----------------------
Missouri         6.43
----------------------
Virginia         3.98
----------------------
Other           34.16
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. California

-------------------------------
California              Percent
-------------------------------

-------------------------------
Northern California      33.66%
-------------------------------
Southern California      66.34
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

17. Zip Code

--------------------
Zip Code     Percent
--------------------
90036          1.44%
--------------------
33143          1.36
--------------------
94523          0.95
--------------------
63119          0.90
--------------------
02453          0.90
--------------------
Other         94.45
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

18. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

22. Original Term

-------------------------
Original Term     Percent
-------------------------
120                 7.10%
-------------------------
156                 0.58
-------------------------
180                92.32
-------------------------
Total:            100.00%
-------------------------

W.A.: 175.6 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------

----------------------------------
115 - 120                    7.10%
----------------------------------
121 - 168                    0.58
----------------------------------
175 - 180                   92.32
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 175.0 months
Lowest: 118 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    40.19%
---------------------------
1 - 6                59.81
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

-------------------------
OLTV              Percent
-------------------------
*** 20.00           1.27%
-------------------------
20.01 - 25.00       1.79
-------------------------
25.01 - 30.00       4.19
-------------------------
30.01 - 35.00       2.96
-------------------------
35.01 - 40.00       6.99
-------------------------
40.01 - 45.00       4.65
-------------------------
45.01 - 50.00       6.58
-------------------------
50.01 - 55.00       9.65
-------------------------
55.01 - 60.00       7.35
-------------------------
60.01 - 65.00       8.44
-------------------------
65.01 - 70.00      11.96
-------------------------

***  means less than or equal to

-------------------------
70.01 - 75.00       9.67
-------------------------
75.01 - 80.00      17.08
-------------------------
80.01 - 85.00       2.82
-------------------------
85.01 - 90.00       3.94
-------------------------
90.01 - 95.00       0.64
-------------------------
Total:            100.00%
-------------------------

W.A.: 60.60%
Lowest: 6.24%
Highest: 94.58%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
*** 20.00           1.27%
-------------------------
20.01 - 25.00       1.79
-------------------------
25.01 - 30.00       4.19
-------------------------
30.01 - 35.00       2.96
-------------------------
35.01 - 40.00       7.17
-------------------------
40.01 - 45.00       4.66
-------------------------
45.01 - 50.00       6.90
-------------------------
50.01 - 55.00       9.35
-------------------------
55.01 - 60.00       7.15
-------------------------
60.01 - 65.00       8.44
-------------------------
65.01 - 70.00      11.96
-------------------------
70.01 - 75.00       9.67
-------------------------
75.01 - 80.00      17.08
-------------------------
80.01 - 85.00       2.82
-------------------------
85.01 - 90.00       3.94
-------------------------
90.01 - 95.00       0.64
-------------------------
Total:            100.00%
-------------------------

W.A.: 60.45%
Lowest: 6.24%
Highest: 94.20%

***  means less than or equal to

--------------------------------------------------------------------------------
Banc of America Securities LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-02
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $223,113,278.44
Loan Count: 1,472
Cut-off Date: 2004-02-01
Avg. Loan Balance: $151,571.52
Avg. Orig. Balance: $151,715.59
W.A. FICO*: 731
W.A. Orig. LTV: 71.90%
W.A. Cut-Off LTV: 71.83%
W.A. Gross Coupon: 6.1774%
W.A. Net Coupon: 5.9199%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 356 months
W.A. Rem. Term: 355 months
W.A. Age: 1 months
% over 80 COLTV: 16.42%
% over 100 COLTV: 1.69%
% with PMI: 16.42%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.96%
W.A. MI Adjusted LTV: 67.66%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.88%
% Conforming: 85.52%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
*** 50,000                  2.27%
---------------------------------
50,001 - 150,000           36.15
---------------------------------
150,001 - 250,000          26.39
---------------------------------
250,001 - 350,000          17.35
---------------------------------
350,001 - 450,000           5.53
---------------------------------

***  means less than or equal to

---------------------------------
450,001 - 550,000           5.07
---------------------------------
550,001 - 650,000           3.75
---------------------------------
650,001 - 750,000           0.31
---------------------------------
750,001 - 850,000           0.38
---------------------------------
850,001 - 950,000           0.41
---------------------------------
950,001 - 1,050,000         1.33
---------------------------------
1,050,001 - 1,150,000       0.49
---------------------------------
1,150,001 - 1,250,000       0.56
---------------------------------
Total:                    100.00%
---------------------------------

Average: $151,715.59
Lowest: $12,600.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
*** 50,000                  2.31%
---------------------------------
50,001 - 150,000           36.18
---------------------------------
150,001 - 250,000          26.44
---------------------------------
250,001 - 350,000          17.24
---------------------------------
350,001 - 450,000           5.53
---------------------------------
450,001 - 550,000           5.07
---------------------------------
550,001 - 650,000           3.75
---------------------------------
650,001 - 750,000           0.31
---------------------------------
750,001 - 850,000           0.38
---------------------------------
850,001 - 950,000           0.41
---------------------------------
950,001 - 1,050,000         1.33
---------------------------------
1,050,001 - 1,150,000       0.49
---------------------------------
1,150,001 - 1,250,000       0.56
---------------------------------
Total:                    100.00%
---------------------------------

Average: $151,571.52
Lowest: $12,573.12
Highest: $1,250,000.00

***  means less than or equal to

--------------------------------------------------------------------------------

4. Index

------------------
Index      Percent
------------------
FIX        100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

5. Product Type

------------------------
Product Type     Percent
------------------------
30 YR FIXED       96.42%
------------------------
20 YR FIXED        2.79
------------------------
25 YR FIXED        0.68
------------------------
19 YR FIXED        0.11
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

6. Coupon

-------------------------
Coupon            Percent
-------------------------
5.126 - 5.250       0.67%
-------------------------
5.251 - 5.375       0.81
-------------------------
5.376 - 5.500       1.04
-------------------------
5.501 - 5.625       1.51
-------------------------
5.626 - 5.750       6.14
-------------------------
5.751 - 5.875      12.91
-------------------------
5.876 - 6.000      14.62
-------------------------
6.001 - 6.125      11.11
-------------------------
6.126 - 6.250      17.90
-------------------------

-------------------------
6.251 - 6.375      15.94
-------------------------
6.376 - 6.500       8.99
-------------------------
6.501 - 6.625       4.42
-------------------------
6.626 - 6.750       1.30
-------------------------
6.751 - 6.875       1.11
-------------------------
6.876 - 7.000       0.28
-------------------------
7.001 - 7.125       0.36
-------------------------
7.126 - 7.250       0.51
-------------------------
7.251 - 7.375       0.24
-------------------------
7.501 - 7.625       0.03
-------------------------
7.876 - 8.000       0.07
-------------------------
8.001 - 8.125       0.04
-------------------------
Total:            100.00%
-------------------------

W.A.: 6.177
Lowest: 5.250
Highest: 8.125

--------------------------------------------------------------------------------

7. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          2.16%
------------------------
750 - 799         35.39
------------------------
700 - 749         40.56
------------------------
650 - 699         18.75
------------------------
600 - 649          3.14
------------------------
Total:           100.00%
------------------------

W.A.: 731
Lowest: 608
Highest: 823

--------------------------------------------------------------------------------

8. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Purchase                 49.06%
-------------------------------
Refinance-Cashout        30.24
-------------------------------
Refinance-Rate/Term      20.70
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

10. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                60.99%
-------------------------
PUD Detach         10.01
-------------------------
Condo               9.52
-------------------------
2-Family            8.65
-------------------------
4-Family            4.96
-------------------------
3-Family            2.58
-------------------------
PUD Attach          2.38
-------------------------
Townhouse           0.62
-------------------------
Condotel            0.29
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------
Appraisal Method     Percent
----------------------------
AVM                   13.93%
----------------------------
FULL                  86.07
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

12. Documentation

--------------------------
Documentation      Percent
--------------------------
Reduced             35.44%
--------------------------
Standard            32.66
--------------------------
Stated              23.54
--------------------------
No Ratio             6.15
--------------------------
Rapid                1.59
--------------------------
All Ready Home       0.61
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Investor              56.55%
----------------------------
Primary               41.61
----------------------------
Secondary              1.84
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------

-------------------------
NONE               83.58%
-------------------------
UGIC                6.58
-------------------------
GEMIC               3.57
-------------------------
PMIC                3.46
-------------------------
RMIC                1.62
-------------------------
RGIC                0.64
-------------------------
TGIC                0.55
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California      41.38%
----------------------
Florida         14.04
----------------------
Texas            5.30
----------------------
Maryland         3.86
----------------------
Georgia          3.43
----------------------
Other           31.99
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. California

-------------------------------
California              Percent
-------------------------------
Northern California      39.26%
-------------------------------
Southern California      60.74
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

17. Zip Code

--------------------
Zip Code     Percent
--------------------
87505          0.88%
--------------------
92603          0.74
--------------------
34236          0.66
--------------------
65616          0.45
--------------------
90211          0.45
--------------------
Other         96.82
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

18. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                      99.89%
-----------------------------
1                       0.11
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------

----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

22. Original Term

-------------------------
Original Term     Percent
-------------------------
228                 0.11%
-------------------------
240                 2.79
-------------------------
300                 0.68
-------------------------
360                96.42
-------------------------
Total:            100.00%
-------------------------

W.A.: 356.1 months
Lowest: 228 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
181 - 228                    0.11%
----------------------------------
235 - 240                    2.79
----------------------------------
289 - 294                    0.04
----------------------------------
295 - 300                    0.64
----------------------------------

----------------------------------
349 - 354                    0.59
----------------------------------
355 - 360                   95.83
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 355.5 months
Lowest: 228 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    44.24%
---------------------------
1 - 6                55.36
---------------------------
7 - 12                0.40
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

25. OLTV

--------------------------
    OLTV           Percent
--------------------------
*** 20.00            0.19%
--------------------------
20.01 - 25.00        0.97
--------------------------
25.01 - 30.00        0.72
--------------------------
30.01 - 35.00        1.79
--------------------------
35.01 - 40.00        1.43
--------------------------
40.01 - 45.00        2.45
--------------------------
45.01 - 50.00        2.80
--------------------------
50.01 - 55.00        3.68
--------------------------
55.01 - 60.00        6.94
--------------------------
60.01 - 65.00        6.04
--------------------------
65.01 - 70.00       11.55
--------------------------

***  means less than or equal to

--------------------------
70.01 - 75.00       14.20
--------------------------
75.01 - 80.00       30.81
--------------------------
80.01 - 85.00        1.49
--------------------------
85.01 - 90.00        8.08
--------------------------
90.01 - 95.00        0.87
--------------------------
95.01 - 100.00       4.28
--------------------------
**** 100.01          1.69
--------------------------
Total:             100.00%
--------------------------

W.A.: 71.90%
Lowest: 12.29%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

--------------------------
Cut-Off LTV        Percent
--------------------------
*** 20.00            0.19%
-------------------------
20.01 - 25.00        0.97
-------------------------
25.01 - 30.00        0.72
--------------------------
30.01 - 35.00        1.81
--------------------------
35.01 - 40.00        1.43
--------------------------
40.01 - 45.00        2.45
--------------------------
45.01 - 50.00        2.80
--------------------------
50.01 - 55.00        3.72
--------------------------
55.01 - 60.00        6.94
--------------------------
60.01 - 65.00        6.18
--------------------------
65.01 - 70.00       11.37
--------------------------
70.01 - 75.00       14.39
--------------------------
75.01 - 80.00       30.60
--------------------------
80.01 - 85.00        1.49
--------------------------
85.01 - 90.00        8.12
--------------------------
90.01 - 95.00        0.83
--------------------------
95.01 - 100.00       4.28
--------------------------
**** 100.01          1.69
--------------------------

***  means less than or equal to
**** means greater than or equal to

--------------------------
Total:             100.00%
--------------------------

W.A.: 71.83%
Lowest: 12.29%
Highest: 103.00%

--------------------------------------------------------------------------------

Banc of America Securities LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-02
                                30 Yr Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                           of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to     Term to   Loan
  Original Balance        Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
*** 50,000                127      $  5,061,567       2.27%   $   39,884    6.306%   726      70.82%      350         350       1
----------------------------------------------------------------------------------------------------------------------------------
50,001 - 150,000          833        80,653,851      36.15        96,954    6.215    731      74.34       354         353       1
----------------------------------------------------------------------------------------------------------------------------------
150,001 - 250,000         305        58,884,451      26.39       193,233    6.163    732      72.36       359         359       1
----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         131        38,709,645      17.35       295,699    6.098    734      68.79       354         353       1
----------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          31        12,337,858       5.53       398,259    6.190    733      69.45       356         356       1
----------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          23        11,318,000       5.07       492,302    6.226    742      69.81       360         360       0
----------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000          14         8,371,031       3.75       598,296    6.228    720      68.49       360         359       1
----------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000           1           701,350       0.31       702,000    6.375    703      58.50       360         359       1
----------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000           1           840,000       0.38       840,000    5.875    703      80.00       360         360       0
----------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000           1           910,000       0.41       910,000    6.250    687      65.00       360         360       0
----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000         3         2,978,025       1.33       993,317    6.085    732      72.66       360         359       1
----------------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000       1         1,097,500       0.49     1,097,500    6.000    704      80.00       360         360       0
----------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000       1         1,250,000       0.56     1,250,000    5.875    666      56.82       360         360       0
----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,472      $223,113,278     100.00%   $  151,716    6.177%   731      71.90%      356         355       1
----------------------------------------------------------------------------------------------------------------------------------

Average: $151,715.59
Lowest: $12,600.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                   of         Current         by       Original      W.A.    W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to     Term to   Loan
Gross Coupon      Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------

***  means less than or equal to

--------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250       10     $  1,484,135       0.67%    $148,586     5.250%   719      73.30%      334         333       1
--------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375       11        1,814,108       0.81      164,972     5.375    737      62.31       356         356       0
--------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500       17        2,317,990       1.04      136,492     5.500    735      79.13       360         359       1
--------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625       23        3,365,828       1.51      146,555     5.625    749      73.59       341         340       1
--------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750       81       13,698,810       6.14      169,471     5.750    749      70.83       354         353       1
--------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875      160       28,793,569      12.91      180,082     5.875    730      71.31       354         354       1
--------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000      177       32,616,526      14.62      184,384     6.000    734      71.74       357         357       1
--------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125      149       24,791,918      11.11      166,515     6.125    729      73.76       356         355       1
--------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250      282       39,938,844      17.90      141,704     6.250    730      70.64       356         356       0
--------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375      256       35,566,068      15.94      139,186     6.375    728      72.69       356         355       1
--------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500      162       20,067,163       8.99      123,965     6.500    723      71.60       359         358       1
--------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625       75        9,852,288       4.42      131,470     6.625    722      73.23       358         357       1
--------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750       27        2,901,511       1.30      107,552     6.750    727      67.03       360         359       1
--------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875       18        2,472,166       1.11      137,454     6.875    744      71.28       360         359       1
--------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000        6          633,698       0.28      105,670     7.000    717      74.25       360         359       1
--------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125        5          810,602       0.36      162,190     7.125    726      76.49       360         359       1
--------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250        7        1,146,867       0.51      163,926     7.250    738      71.39       360         359       1
--------------------------------------------------------------------------------------------------------------------------
7.251 - 7.375        3          529,320       0.24      176,533     7.375    773      83.41       360         359       1
--------------------------------------------------------------------------------------------------------------------------
7.501 - 7.625        1           66,432       0.03       66,480     7.625    793      80.00       360         359       1
--------------------------------------------------------------------------------------------------------------------------
7.876 - 8.000        1          156,695       0.07      156,800     8.000    680      80.00       360         359       1
--------------------------------------------------------------------------------------------------------------------------
8.001 - 8.125        1           88,742       0.04       88,800     8.125    715      80.00       360         359       1
--------------------------------------------------------------------------------------------------------------------------
Total:           1,472     $223,113,278     100.00%    $151,716     6.177%   731      71.90%      356         355       1
--------------------------------------------------------------------------------------------------------------------------

W.A.: 6.177%
Lowest: 5.250%
Highest: 8.125%

--------------------------------------------------------------------------------

3. Credit Score

-------------------------------------------------------------------------------------------------------------------------
                                          Percent
                Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                  of         Current         by       Original      W.A.    W.A.     W.A.     Original   Remaining   W.A.
               Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to     Term to   Loan
Credit Score     Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity   Age
-------------------------------------------------------------------------------------------------------------------------
800 - 824           38    $  4,818,656       2.16%    $126,903     6.207%   806      65.19%      358         358       1
-------------------------------------------------------------------------------------------------------------------------
775 - 799          212      29,153,689      13.07      137,694     6.103    786      69.03       353         352       1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
750 - 774          317      49,808,507      22.32      157,225     6.161    762      73.89       357         357       1
-------------------------------------------------------------------------------------------------------------------------
725 - 749          269      40,665,899      18.23      151,270     6.194    737      71.64       357         357       1
-------------------------------------------------------------------------------------------------------------------------
700 - 724          299      49,831,591      22.33      166,787     6.199    711      73.27       357         356       1
-------------------------------------------------------------------------------------------------------------------------
675 - 699          185      29,068,428      13.03      157,238     6.199    688      71.23       354         354       1
-------------------------------------------------------------------------------------------------------------------------
650 - 674           92      12,766,911       5.72      139,308     6.203    663      70.09       360         359       1
-------------------------------------------------------------------------------------------------------------------------
625 - 649           49       5,888,480       2.64      120,271     6.179    639      72.99       351         350       1
-------------------------------------------------------------------------------------------------------------------------
600 - 624           11       1,111,115       0.50      101,098     6.293    617      67.30       349         348       1
-------------------------------------------------------------------------------------------------------------------------
Total:           1,472    $223,113,278     100.00%    $151,716     6.177%   731      71.90%      356         355       1
-------------------------------------------------------------------------------------------------------------------------

W.A.: 731
Lowest: 608
Highest: 823

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------------------
                                    Percent
          Number      Aggregate     of Loans    Average                                  W.A.        W.A.
            of         Current         by      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
         Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Index      Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------
FIX        1,472    $223,113,278     100.00%   $151,716    6.177%    731     71.90%       356         355       1
------------------------------------------------------------------------------------------------------------------
Total:     1,472    $223,113,278     100.00%   $151,716    6.177%    731     71.90%       356         355       1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                         of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to     Term to   Loan
Loan Purpose            Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Purchase                  764    $109,449,050      49.06%    $143,435     6.187%   736      79.38%      359         358       1
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout         429      67,479,788      30.24      157,392     6.186    726      64.68       354         353       1
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term       279      46,184,440      20.70      165,662     6.142    725      64.71       353         352       1
--------------------------------------------------------------------------------------------------------------------------------
Total:                  1,472    $223,113,278     100.00%    $151,716     6.177%   731      71.90%      356         355       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                   of         Current         by       Original    W.A.     W.A.      W.A.    Original   Remaining   W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Property Type     Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------
SFR                 941    $136,069,048     60.99%     $144,719   6.171%    730     72.43%       357        356        1
-------------------------------------------------------------------------------------------------------------------------
PUD Detach          110      22,335,203     10.01       203,186   6.131     733     77.98        359        358        1
-------------------------------------------------------------------------------------------------------------------------
Condo               160      21,243,980      9.52       132,871   6.191     730     73.43        357        356        1
-------------------------------------------------------------------------------------------------------------------------
2-Family            134      19,297,409      8.65       144,416   6.208     730     65.93        350        349        1
-------------------------------------------------------------------------------------------------------------------------
4-Family             41      11,076,716      4.96       270,337   6.213     738     61.46        354        354        1
-------------------------------------------------------------------------------------------------------------------------
3-Family             29       5,761,490      2.58       198,799   6.219     720     65.02        351        350        1
-------------------------------------------------------------------------------------------------------------------------
PUD Attach           42       5,302,014      2.38       126,327   6.257     737     78.23        359        358        1
-------------------------------------------------------------------------------------------------------------------------
Townhouse            12       1,389,079      0.62       115,832   6.350     737     82.01        360        359        1
-------------------------------------------------------------------------------------------------------------------------
Condotel              3         638,340      0.29       213,000   5.804     730     42.12        360        359        1
-------------------------------------------------------------------------------------------------------------------------
Total:            1,472    $223,113,278    100.00%     $151,716   6.177%    731     71.90%       356        355        1
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average                                  W.A.        W.A.
               of         Current         by       Original    W.A.     W.A.      W.A.    Original   Remaining   W.A.
Occupancy   Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
 Status       Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------
Investor      1,007    $126,176,035     56.55%     $125,440   6.200%    734     68.02%       353        353        1
---------------------------------------------------------------------------------------------------------------------
Primary         450      92,831,363     41.61       206,441   6.145     727     77.04        360        359        1
---------------------------------------------------------------------------------------------------------------------
Secondary        15       4,105,880      1.84       273,885   6.209     721     74.66        360        359        1
---------------------------------------------------------------------------------------------------------------------
Total:        1,472    $223,113,278    100.00%     $151,716   6.177%    731     71.90%       356        355        1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------
                                            Percent
                  Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                    of         Current         by       Original    W.A.     W.A.      W.A.    Original   Remaining   W.A.
  Geographic     Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
 Distribution      Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------
California          419     $ 92,318,388     41.38%     $220,508   6.129%    734     64.99%       356        356        1
--------------------------------------------------------------------------------------------------------------------------
Florida             272       31,317,945     14.04       115,206   6.227     723     77.30        356        355        1
--------------------------------------------------------------------------------------------------------------------------
Texas               101       11,824,364      5.30       117,179   6.196     732     82.42        359        358        1
--------------------------------------------------------------------------------------------------------------------------
Maryland             61        8,618,406      3.86       141,383   6.226     727     75.85        357        356        1
--------------------------------------------------------------------------------------------------------------------------
Georgia              65        7,662,858      3.43       117,985   6.176     732     79.38        357        356        1
--------------------------------------------------------------------------------------------------------------------------
Virginia             44        5,726,968      2.57       130,255   6.147     732     76.44        360        359        1
--------------------------------------------------------------------------------------------------------------------------
Nevada               37        4,824,488      2.16       130,495   6.222     733     75.68        350        350        1
--------------------------------------------------------------------------------------------------------------------------
Missouri             47        4,785,603      2.14       101,879   6.427     720     77.37        359        358        1
--------------------------------------------------------------------------------------------------------------------------
North Carolina       41        4,522,441      2.03       110,392   6.118     733     78.65        357        356        0
--------------------------------------------------------------------------------------------------------------------------
Arizona              37        4,454,712      2.00       120,519   6.215     740     76.38        351        350        1
--------------------------------------------------------------------------------------------------------------------------
New Mexico           15        4,050,287      1.82       270,132   6.323     720     73.61        360        360        0
--------------------------------------------------------------------------------------------------------------------------
Washington           32        3,666,130      1.64       114,691   6.252     749     71.86        360        359        1
--------------------------------------------------------------------------------------------------------------------------
Hawaii               16        3,380,195      1.52       211,439   5.808     769     72.18        360        359        1
--------------------------------------------------------------------------------------------------------------------------
South Carolina       34        3,169,645      1.42        93,296   6.125     721     77.33        358        357        1
--------------------------------------------------------------------------------------------------------------------------
Massachusetts        14        3,091,964      1.39       220,941   6.209     720     64.64        346        345        0
--------------------------------------------------------------------------------------------------------------------------
Illinois             16        2,846,752      1.28       177,978   6.259     723     71.87        350        350        0
--------------------------------------------------------------------------------------------------------------------------
New York             12        2,433,968      1.09       202,975   6.256     723     73.93        360        359        1
--------------------------------------------------------------------------------------------------------------------------
Tennessee            22        2,148,151      0.96        97,787   6.172     736     81.68        350        349        1
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania         17        1,898,975      0.85       111,826   6.149     709     81.25        354        353        1
--------------------------------------------------------------------------------------------------------------------------
Colorado             14        1,882,820      0.84       134,563   6.104     752     76.35        353        352        1
--------------------------------------------------------------------------------------------------------------------------
Other               156       18,488,218      8.29       118,879   6.252     723     76.05        355        354        1
--------------------------------------------------------------------------------------------------------------------------
Total:            1,472     $223,113,278    100.00%     $151,716   6.177%    731     71.90%       356        355        1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------
                      Number    Aggregate       Percent     Average                                  W.A.       W.A.
                        of       Current        of Loans    Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                     Mortgage   Principal         by       Principal    Gross   FICO    Original   Term to     Term to    Loan
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
County                                         Principal
Distribution           Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA          107    $ 24,802,561     11.12%     $231,957   6.138%    733     65.38%       357        357        1
------------------------------------------------------------------------------------------------------------------------------
Orange ,CA                37      11,620,314      5.21       314,268   6.105     725     60.91        360        359        1
------------------------------------------------------------------------------------------------------------------------------
San Diego ,CA             31       7,318,376      3.28       236,265   6.065     735     64.35        354        354        1
------------------------------------------------------------------------------------------------------------------------------
Alameda ,CA               20       5,499,870      2.47       275,224   6.082     752     66.81        357        356        1
------------------------------------------------------------------------------------------------------------------------------
Dade ,FL                  36       4,514,659      2.02       125,470   6.242     724     75.65        352        351        0
------------------------------------------------------------------------------------------------------------------------------
Broward ,FL               36       4,349,165      1.95       120,885   6.220     708     72.65        354        353        1
------------------------------------------------------------------------------------------------------------------------------
Riverside ,CA             27       4,323,468      1.94       160,224   6.064     731     71.86        355        355        1
------------------------------------------------------------------------------------------------------------------------------
Sacramento ,CA            20       4,033,539      1.81       201,802   6.194     749     70.90        360        359        1
------------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA           14       3,992,988      1.79       285,318   6.116     726     61.43        360        360        0
------------------------------------------------------------------------------------------------------------------------------
San Bernardino ,CA        23       3,543,486      1.59       154,173   6.123     722     66.97        338        338        1
------------------------------------------------------------------------------------------------------------------------------
Other                  1,121     149,114,852     66.83       133,165   6.201     731     74.68        356        355        1
------------------------------------------------------------------------------------------------------------------------------
Total:                 1,472    $223,113,278    100.00%     $151,716   6.177%    731     71.90%       356        355        1
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

---------------------------------------------------------------------------------------------------------------------------
                                             Percent
                   Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                     of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                  Mortgage    Principal     Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
 Original LTV       Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00           1    $     13,090      0.01%     $ 13,090   6.375%    713     12.29%       360        360        0
---------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00           6         420,742      0.19        70,206   6.329     739     17.80        334        333        1
---------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00          16       2,162,098      0.97       135,264   6.118     759     23.02        360        360        0
---------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00          16       1,604,602      0.72       100,381   6.275     739     27.42        344        344        0
---------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00          26       4,002,617      1.79       154,080   6.255     729     32.65        345        344        1
---------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00          27       3,194,724      1.43       118,501   6.163     739     38.14        344        344        1
---------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00          31       5,472,718      2.45       176,633   6.184     739     42.91        356        355        1
---------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00          40       6,247,161      2.80       156,272   6.146     731     47.74        349        348        1
---------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00          44       8,218,952      3.68       186,913   6.198     737     52.53        350        349        0
---------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00          69      15,476,863      6.94       224,407   6.114     726     57.94        358        357        0
---------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00          78      13,468,053      6.04       172,750   6.099     735     63.05        354        353        0
---------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00         177      25,769,402     11.55       145,789   6.170     729     68.37        354        353        1
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00         175      31,689,024     14.20       181,189   6.192     724     73.77        357        356        1
---------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00         456      68,739,350     30.81       150,924   6.197     729     79.51        358        358        1
---------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00          25       3,327,995      1.49       133,216   6.148     727     83.79        357        356        1
---------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00         164      18,024,817      8.08       109,984   6.263     740     89.75        359        358        1
---------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00          15       1,949,642      0.87       130,131   5.842     744     93.84        340        339        1
---------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00         71       9,559,988      4.28       134,859   6.110     725     98.77        360        358        2
---------------------------------------------------------------------------------------------------------------------------
100.01 - 105.00        35       3,771,443      1.69       107,919   6.156     746    102.79        360        359        1
---------------------------------------------------------------------------------------------------------------------------
Total:              1,472    $223,113,278    100.00%     $151,716   6.177%    731     71.90%       356        355        1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 71.90%
Lowest: 12.29%
Highest: 103.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------
                                      Percent
            Number      Aggregate     of Loans    Average                                  W.A.        W.A.
              of         Current         by       Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
Original   Mortgage     Principal    Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Term         Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------
228             1     $    253,687      0.11%     $253,687   5.250%    701     91.92%       228        228        0
--------------------------------------------------------------------------------------------------------------------
240            57        6,221,392      2.79       109,296   6.063     733     58.61        240        239        1
--------------------------------------------------------------------------------------------------------------------
300            17        1,518,696      0.68        89,463   6.100     719     68.14        300        299        1
--------------------------------------------------------------------------------------------------------------------
360         1,397      215,119,504     96.42       154,131   6.182     731     72.28        360        359        1
--------------------------------------------------------------------------------------------------------------------
Total:      1,472     $223,113,278    100.00%     $151,716   6.177%    731     71.90%       356        355        1
--------------------------------------------------------------------------------------------------------------------

W.A.: 356.1 months
Lowest: 228 months
Highest: 360 months

--------------------------------------------------------------------------------

Banc of America Securities LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-02
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $74,489,409.63
Loan Count: 708
Cut-off Date: 2004-02-01
Avg. Loan Balance: $105,211.03
Avg. Orig. Balance: $105,470.68
W.A. FICO*: 732
W.A. Orig. LTV: 61.13%
W.A. Cut-Off LTV: 60.98%
W.A. Gross Coupon: 5.5655%
W.A. Net Coupon: 5.3080%
W.A. Admin Fee: 0.2575%
W.A. Orig.Term: 176 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 8.43%
% over 100 COLTV: 0.00%
% with PMI: 8.43%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.08%
W.A. MI Adjusted LTV: 60.07%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.32%
% Conforming: 91.73%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
 Original Balance       Percent
-------------------------------
*** 50,000                7.51%
-------------------------------
50,001 - 150,000         51.56
-------------------------------
150,001 - 250,000        20.86
-------------------------------
250,001 - 350,000        11.08
-------------------------------
350,001 - 450,000         2.63
-------------------------------

***  means less than or equal to

-------------------------------
450,001 - 550,000         4.03
-------------------------------
650,001 - 750,000         1.00
-------------------------------
950,001 - 1,050,000       1.32
-------------------------------
Total:                  100.00%
-------------------------------

Average: $105,470.68
Lowest: $15,000.00
Highest: $984,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
*** 50,000                7.58%
-------------------------------
50,001 - 150,000         51.50
-------------------------------
150,001 - 250,000        20.86
-------------------------------
250,001 - 350,000        11.55
-------------------------------
350,001 - 450,000         2.16
-------------------------------
450,001 - 550,000         4.03
-------------------------------
650,001 - 750,000         1.00
-------------------------------
950,001 - 1,050,000       1.32
-------------------------------
Total:                  100.00%
-------------------------------

Average: $105,211.03
Lowest: $14,947.87
Highest: $984,000.00

--------------------------------------------------------------------------------

4. Index

------------------
Index      Percent
------------------
FIX        100.00%
------------------
Total:     100.00%
------------------

***  means less than or equal to

--------------------------------------------------------------------------------

5. Product Type

------------------------
Product Type     Percent
------------------------
15 YR FIXED       93.95%
------------------------
10 YR FIXED        5.76
------------------------
13 YR FIXED        0.29
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

6. Coupon

-------------------------
   Coupon         Percent
-------------------------
4.126 - 4.250       0.19%
-------------------------
4.251 - 4.375       0.12
-------------------------
4.376 - 4.500       0.19
-------------------------
4.626 - 4.750       1.82
-------------------------
4.751 - 4.875       2.08
-------------------------
4.876 - 5.000       4.80
-------------------------
5.001 - 5.125       2.91
-------------------------
5.126 - 5.250       9.16
-------------------------
5.251 - 5.375      13.05
-------------------------
5.376 - 5.500      16.40
-------------------------
5.501 - 5.625      10.85
-------------------------
5.626 - 5.750      15.25
-------------------------
5.751 - 5.875      12.16
-------------------------
5.876 - 6.000       4.73
-------------------------
6.001 - 6.125       3.56
-------------------------
6.126 - 6.250       1.70
-------------------------
6.251 - 6.375       0.13
-------------------------
6.501 - 6.625       0.16
-------------------------
7.126 - 7.250       0.68
-------------------------
7.376 - 7.500       0.05
-------------------------

-------------------------
Total:            100.00%
-------------------------

W.A.: 5.565
Lowest: 4.250
Highest: 7.500

--------------------------------------------------------------------------------

7. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          2.58%
------------------------
750 - 799         35.64
------------------------
700 - 749         36.36
------------------------
650 - 699         22.62
------------------------
600 - 649          2.80
------------------------
Total:           100.00%
------------------------

W.A.: 732
Lowest: 603
Highest: 817

--------------------------------------------------------------------------------

8. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      41.51%
-------------------------------
Refinance-Cashout        36.63
-------------------------------

-------------------------------
Purchase                 21.86
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

10. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                61.57%
-------------------------
2-Family            9.89
-------------------------
PUD Detach          8.59
-------------------------
Condo               7.89
-------------------------
4-Family            6.55
-------------------------
3-Family            2.63
-------------------------
PUD Attach          1.81
-------------------------
Townhouse           1.06
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------
Appraisal Method     Percent
----------------------------
AVM                   27.25%
----------------------------
FULL                  72.75
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

12. Documentation

--------------------------
Documentation      Percent
--------------------------
Reduced             47.69%
--------------------------

--------------------------
Standard            26.69
--------------------------
Stated              18.12
--------------------------
No Ratio             5.61
--------------------------
All Ready Home       1.54
--------------------------
Rapid                0.35
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Investor              73.99%
----------------------------
Primary               25.05
----------------------------
Secondary              0.95
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               91.57%
-------------------------
PMIC                3.13
-------------------------
UGIC                1.90
-------------------------
GEMIC               1.85
-------------------------
RMIC                0.84
-------------------------
TGIC                0.59
-------------------------
RGIC                0.13
-------------------------
Total:            100.00%
-------------------------

15. State

----------------------
State          Percent
----------------------
California      35.91%
----------------------
Florida         17.37
----------------------
Texas            7.74
----------------------
Virginia         4.00
----------------------
Missouri         3.46
----------------------
Other           31.52
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
93672          1.32%
--------------------
90036          1.02
--------------------
33129          1.00
--------------------
33016          0.73
--------------------
23103          0.72
--------------------
Other         95.21
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                      99.91%
-----------------------------
1                       0.09
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Original Term

-------------------------
Original Term     Percent
-------------------------
120                 5.76%
-------------------------
156                 0.29
-------------------------
180                93.95
-------------------------
Total:            100.00%
-------------------------

W.A.: 176.5 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
115 - 120                    5.76%
----------------------------------
121 - 168                    0.29
----------------------------------
175 - 180                   93.95
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 175.9 months
Lowest: 118 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    43.23%
---------------------------
1 - 6                56.77
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

24. OLTV

-------------------------
OLTV              Percent
-------------------------
*** 20.00           1.36%
-------------------------
20.01 - 25.00       2.70
-------------------------

***  means less than or equal to

-------------------------
25.01 - 30.00       3.11
-------------------------
30.01 - 35.00       4.22
-------------------------
35.01 - 40.00       4.91
-------------------------
40.01 - 45.00       6.56
-------------------------
45.01 - 50.00       5.69
-------------------------
50.01 - 55.00       8.85
-------------------------
55.01 - 60.00       7.65
-------------------------
60.01 - 65.00       7.37
-------------------------
65.01 - 70.00      10.92
-------------------------
70.01 - 75.00       7.61
-------------------------
75.01 - 80.00      20.62
-------------------------
80.01 - 85.00       2.52
-------------------------
85.01 - 90.00       4.70
-------------------------
90.01 - 95.00       1.21
-------------------------
Total:            100.00%
-------------------------

W.A.: 61.13%
Lowest: 6.24%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
*** 20.00           1.36%
-------------------------
20.01 - 25.00       2.70
-------------------------
25.01 - 30.00       3.11
-------------------------
30.01 - 35.00       4.22
-------------------------
35.01 - 40.00       4.99
-------------------------
40.01 - 45.00       6.69
-------------------------
45.01 - 50.00       5.73
-------------------------
50.01 - 55.00       8.91
-------------------------
55.01 - 60.00       7.70
-------------------------
60.01 - 65.00       7.02
-------------------------
65.01 - 70.00      10.92
-------------------------

***  means less than or equal to

-------------------------
70.01 - 75.00       7.61
-------------------------
75.01 - 80.00      20.62
-------------------------
80.01 - 85.00       2.52
-------------------------
85.01 - 90.00       4.83
-------------------------
90.01 - 95.00       1.08
-------------------------
Total:            100.00%
-------------------------

W.A.: 60.98%
Lowest: 6.24%
Highest: 94.64%

--------------------------------------------------------------------------------
Banc of America Securities LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-02
                                15 Yr Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate     of Loans    Average                                  W.A.       W.A.
                         of        Current        by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
 Original Balance       Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------
*** 50,000               155     $ 5,597,225      7.51%     $ 36,210   5.659%    732     61.31%       171        170        1
------------------------------------------------------------------------------------------------------------------------------
50,001 - 150,000         429      38,408,990     51.56        89,764   5.571     731     60.67        177        176        1
------------------------------------------------------------------------------------------------------------------------------
150,001 - 250,000         82      15,538,323     20.86       189,897   5.551     728     59.75        178        177        1
------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         29       8,252,957     11.08       285,043   5.583     738     63.63        180        180        0
------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          5       1,958,355      2.63       392,246   5.360     753     59.98        180        180        0
------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          6       3,002,250      4.03       503,150   5.564     730     65.60        159        158        1
------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000          1         747,309      1.00       750,000   5.500     672     44.51        180        179        1
------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000        1         984,000      1.32       984,000   5.375     768     80.00        180        180        0
------------------------------------------------------------------------------------------------------------------------------
Total:                   708     $74,489,410    100.00%     $105,471   5.565%    732     61.13%       176        176        1
------------------------------------------------------------------------------------------------------------------------------

Average: $105,470.68
Lowest: $15,000.00
Highest: $984,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate    of Loans     Average                                  W.A.       W.A.
                   of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Gross Coupon      Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250       1      $   143,552      0.19%     $144,126   4.250%    781     82.83%       180        179        1
------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375       2           88,930      0.12        44,550   4.375     738     63.38        180        180        0
------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500       2          137,937      0.19        69,238   4.500     708     83.91        180        179        1
------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750      15        1,357,742      1.82        90,803   4.750     726     55.73        174        173        1
------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875      14        1,548,660      2.08       110,818   4.875     722     63.41        179        179        0
------------------------------------------------------------------------------------------------------------------------

***  means less than or equal to

------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000      38        3,578,712       4.80       94,426    5.000    714      61.64       178        178        1
------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125      17        2,165,500       2.91      127,750    5.125    728      68.21       176        176        1
------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250      53        6,821,628       9.16      128,975    5.250    730      59.46       179        178        1
------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375      77        9,723,142      13.05      126,557    5.375    738      62.45       176        175        1
------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500      92       12,213,670      16.40      133,041    5.500    730      60.96       178        177        1
------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625      74        8,085,306      10.85      109,465    5.625    736      55.51       178        178        0
------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750     135       11,361,293      15.25       84,315    5.750    733      61.00       176        176        0
------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875      94        9,057,842      12.16       96,684    5.875    728      64.77       174        173        1
------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000      43        3,526,262       4.73       82,393    6.000    734      59.22       175        174        1
------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125      26        2,649,143       3.56      102,256    6.125    741      56.78       168        167        1
------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250      19        1,266,476       1.70       66,817    6.250    725      65.74       180        179        1
------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375       2           93,737       0.13       47,025    6.375    716      75.29       180        179        1
------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625       1          122,599       0.16      123,000    6.625    776      75.00       180        179        1
------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250       2          509,893       0.68      255,445    7.250    761      69.07       180        179        1
------------------------------------------------------------------------------------------------------------------------
7.376 - 7.500       1           37,387       0.05       37,500    7.500    742      57.69       180        179        1
------------------------------------------------------------------------------------------------------------------------
Total:            708      $74,489,410    100.00%     $105,471    5.565%   732      61.13%      176        176        1
------------------------------------------------------------------------------------------------------------------------

W.A.: 5.565%
Lowest: 4.250%
Highest: 7.500%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------
                                         Percent
                Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                  of        Current        by        Original     W.A.    W.A.     W.A.     Original   Remaining   W.A.
               Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Credit Score    Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
-----------------------------------------------------------------------------------------------------------------------
800 - 824          22     $ 1,922,919       2.58%    $ 87,687   5.647%    807      55.47%      176        175       1
-----------------------------------------------------------------------------------------------------------------------
775 - 799         125      12,720,523      17.08      101,996   5.585     785      55.89       175        174       1
-----------------------------------------------------------------------------------------------------------------------
750 - 774         119      13,830,378      18.57      116,484   5.599     763      62.33       174        173       1
-----------------------------------------------------------------------------------------------------------------------
725 - 749         123      12,449,770      16.71      101,437   5.608     737      60.63       177        177       1
-----------------------------------------------------------------------------------------------------------------------
700 - 724         138      14,631,748      19.64      106,295   5.569     712      64.21       178        177       1
-----------------------------------------------------------------------------------------------------------------------
675 - 699         106      11,669,828      15.67      110,379   5.469     689      65.17       178        178       1
-----------------------------------------------------------------------------------------------------------------------
650 - 674          47       5,179,069       6.95      110,542   5.430     666      57.72       178        177       1
-----------------------------------------------------------------------------------------------------------------------
625 - 649          22       1,765,594       2.37       80,496   5.728     636      56.86       179        178       1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
600 - 624           6         319,581       0.43       53,486   5.857     614      60.35       166        165       1
-----------------------------------------------------------------------------------------------------------------------
Total:            708     $74,489,410     100.00%    $105,471   5.565%    732      61.13%      176        176       1
-----------------------------------------------------------------------------------------------------------------------

W.A.: 732
Lowest: 603
Highest: 817

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------------
                                   Percent
          Number     Aggregate    of Loans     Average                                  W.A.        W.A.
            of        Current        by        Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
         Mortgage    Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Index      Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
-----------------------------------------------------------------------------------------------------------------
FIX         708     $74,489,410    100.00%     $105,471    5.565%   732     61.13%      176        176        1
-----------------------------------------------------------------------------------------------------------------
Total:      708     $74,489,410    100.00%     $105,471    5.565%   732     61.13%      176        176        1
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                         of        Current         by       Original     W.A.    W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
  Loan Purpose          Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term     303      $30,920,960     41.51%     $102,338    5.534%   728     54.47%      176        175        1
------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout       249       27,283,618     36.63       109,821    5.615    734     60.50       176        176        1
------------------------------------------------------------------------------------------------------------------------------
Purchase                156       16,284,832     21.86       104,612    5.543    735     74.81       178        178        1
------------------------------------------------------------------------------------------------------------------------------
Total:                  708      $74,489,410    100.00%     $105,471    5.565%   732     61.13%      176        176        1
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate    Percent      Average                                   W.A.       W.A.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                          of Loans
                   of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Property Type     Loans      Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------
SFR                475     $45,862,899     61.57%     $ 96,798   5.561%    730     63.10%       177        176        1
------------------------------------------------------------------------------------------------------------------------
2-Family            63       7,366,887      9.89       117,208   5.550     723     59.09        180        179        1
------------------------------------------------------------------------------------------------------------------------
PUD Detach          39       6,398,772      8.59       164,524   5.531     727     65.10        175        175        1
------------------------------------------------------------------------------------------------------------------------
Condo               59       5,879,224      7.89        99,842   5.616     738     59.15        178        178        0
------------------------------------------------------------------------------------------------------------------------
4-Family            29       4,881,122      6.55       168,711   5.503     750     48.89        170        169        1
------------------------------------------------------------------------------------------------------------------------
3-Family            17       1,960,639      2.63       115,643   5.656     735     47.95        174        174        1
------------------------------------------------------------------------------------------------------------------------
PUD Attach          19       1,349,091      1.81        71,182   5.759     726     60.84        172        171        1
------------------------------------------------------------------------------------------------------------------------
Townhouse            7         790,776      1.06       113,117   5.685     765     56.98        180        180        0
------------------------------------------------------------------------------------------------------------------------
Total:             708     $74,489,410    100.00%     $105,471   5.565%    732     61.13%       176        176        1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

--------------------------------------------------------------------------------------------------------------------
                                      Percent
             Number     Aggregate     of Loans    Average                                  W.A.        W.A.
               of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Occupancy   Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
 Status       Loans      Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------
Investor       598     $55,118,003     73.99%     $ 92,402   5.593%    732     58.11%       175        175       1
--------------------------------------------------------------------------------------------------------------------
Primary        103      18,661,868     25.05       181,603   5.486     730     69.57        180        179       1
--------------------------------------------------------------------------------------------------------------------
Secondary        7         709,539      0.95       101,680   5.501     729     73.58        180        179       1
--------------------------------------------------------------------------------------------------------------------
Total:         708     $74,489,410    100.00%     $105,471   5.565%    732     61.13%       176        176       1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------------------------------------
                                           Percent
                  Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                    of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic       Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Distribution       Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------
California          179     $26,748,650     35.91%     $149,748   5.516%    737     49.66%       176        176       1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Florida             122      12,938,715     17.37       106,352   5.656     727     67.19        173        173       1
-------------------------------------------------------------------------------------------------------------------------
Texas                78       5,768,566      7.74        74,155   5.541     719     72.73        176        176       1
-------------------------------------------------------------------------------------------------------------------------
Virginia             34       2,976,680      4.00        87,832   5.506     728     63.86        178        177       1
-------------------------------------------------------------------------------------------------------------------------
Missouri             37       2,577,507      3.46        69,895   5.828     723     67.37        176        176       1
-------------------------------------------------------------------------------------------------------------------------
Georgia              30       2,572,058      3.45        85,898   5.569     726     74.03        178        177       0
-------------------------------------------------------------------------------------------------------------------------
Arizona              26       2,170,014      2.91        83,714   5.634     743     62.74        175        175       1
-------------------------------------------------------------------------------------------------------------------------
Maryland             22       1,983,931      2.66        90,383   5.576     735     58.20        177        177       1
-------------------------------------------------------------------------------------------------------------------------
New York             11       1,937,562      2.60       176,466   5.511     710     69.51        180        179       1
-------------------------------------------------------------------------------------------------------------------------
North Carolina       24       1,628,783      2.19        68,275   5.632     740     71.73        177        176       1
-------------------------------------------------------------------------------------------------------------------------
South Carolina       15       1,512,982      2.03       101,063   5.555     734     81.35        179        179       1
-------------------------------------------------------------------------------------------------------------------------
Kansas               16       1,042,302      1.40        65,363   5.151     723     75.23        179        178       1
-------------------------------------------------------------------------------------------------------------------------
New Mexico            9         953,449      1.28       106,055   5.416     766     65.15        180        180       0
-------------------------------------------------------------------------------------------------------------------------
Oklahoma             17         948,922      1.27        56,022   5.817     726     79.08        175        174       1
-------------------------------------------------------------------------------------------------------------------------
Illinois              5         942,367      1.27       188,900   5.636     721     75.03        180        179       1
-------------------------------------------------------------------------------------------------------------------------
Nevada                9         936,544      1.26       104,364   5.469     724     61.18        180        179       1
-------------------------------------------------------------------------------------------------------------------------
Tennessee            12         864,741      1.16        72,249   5.424     747     76.61        179        178       1
-------------------------------------------------------------------------------------------------------------------------
Massachusetts         4         821,759      1.10       205,625   5.615     752     57.91        180        180       0
-------------------------------------------------------------------------------------------------------------------------
Hawaii                5         667,513      0.90       133,640   5.287     718     48.51        180        180       0
-------------------------------------------------------------------------------------------------------------------------
Colorado              5         630,605      0.85       126,318   5.487     740     60.44        180        180       0
-------------------------------------------------------------------------------------------------------------------------
Other                48       3,865,760      5.19        80,699   5.642     731     58.91        178        178       1
-------------------------------------------------------------------------------------------------------------------------
Total:              708     $74,489,410    100.00%     $105,471   5.565%    732     61.13%       176        176       1
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------
                                               Percent
                      Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                        of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
County               Mortgage    Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Distribution          Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles ,CA          58      $9,294,150     12.48%     $160,646   5.528%    748     48.37%       172        171       1
-----------------------------------------------------------------------------------------------------------------------------
Dade ,FL                 22       3,598,649      4.83       164,256   5.581     713     60.00        171        170       1
-----------------------------------------------------------------------------------------------------------------------------
Orange ,CA               14       3,513,820      4.72       251,372   5.447     743     53.95        177        177       0
-----------------------------------------------------------------------------------------------------------------------------
Maricopa ,AZ             23       2,017,715      2.71        87,895   5.635     739     62.78        177        177       1
-----------------------------------------------------------------------------------------------------------------------------
Riverside ,CA            16       1,874,020      2.52       117,264   5.586     724     59.88        178        178       0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Harris ,TX               20       1,369,445      1.84        68,614   5.596     715     69.09        178        177       1
-----------------------------------------------------------------------------------------------------------------------------
Santa Clara ,CA           8       1,283,783      1.72       160,857   5.398     723     38.46        180        179       1
-----------------------------------------------------------------------------------------------------------------------------
San Diego ,CA             9       1,167,847      1.57       129,951   5.559     749     40.28        177        177       0
-----------------------------------------------------------------------------------------------------------------------------
San Bernardino ,CA        9       1,030,586      1.38       114,606   5.371     735     60.84        180        180       0
-----------------------------------------------------------------------------------------------------------------------------
Clark ,NV                 8         902,279      1.21       113,110   5.492     720     61.52        180        179       1
-----------------------------------------------------------------------------------------------------------------------------
Other                   521      48,437,116     65.03        93,205   5.586     730     65.03        177        177       1
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708     $74,489,410    100.00%     $105,471   5.565%    732     61.13%       176        176       1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                   of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
 Original LTV     Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00         2     $    67,860      0.09%     $ 33,930   5.691%    718      8.42%       180        180       0
------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00        3         147,500      0.20        49,167   5.617     737     13.48        180        180       0
------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00        7         795,630      1.07       113,834   5.538     754     19.05        166        165       0
------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00       19       2,008,122      2.70       105,943   5.437     740     22.99        170        170       1
------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00       25       2,316,936      3.11        92,887   5.673     741     27.51        176        175       1
------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00       30       3,146,977      4.22       105,096   5.444     731     32.33        173        173       0
------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00       33       3,653,977      4.91       110,928   5.657     743     37.55        178        177       0
------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       41       4,890,094      6.56       119,745   5.504     734     43.26        171        170       1
------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00       54       4,238,332      5.69        78,724   5.527     723     47.75        178        177       1
------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00       52       6,594,007      8.85       127,220   5.612     743     52.38        170        170       1
------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00       56       5,697,016      7.65       101,976   5.567     746     57.43        177        177       1
------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00       46       5,492,491      7.37       119,730   5.592     712     62.78        179        178       1
------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       85       8,131,556     10.92        95,843   5.626     716     68.93        179        179       1
------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00       55       5,669,224      7.61       103,266   5.623     734     74.00        179        178       1
------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00      132      15,359,530     20.62       116,597   5.561     732     79.51        178        178       1
------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00       20       1,875,374      2.52        94,042   5.455     720     83.88        175        174       1
------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00       38       3,501,196      4.70        92,386   5.515     733     89.09        180        179       1
------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00       10         903,587      1.21        90,961   5.229     728     93.90        180        178       2
------------------------------------------------------------------------------------------------------------------------
Total:             708     $74,489,410    100.00%     $105,471   5.565%    732     61.13%       176        176       1
------------------------------------------------------------------------------------------------------------------------

W.A.: 61.13%
Lowest: 6.24%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------------------------------------
                                     Percent
            Number     Aggregate     of Loans    Average                                  W.A.        W.A.
              of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original   Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Term         Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------
120            56     $ 4,293,054      5.76%     $ 77,120   5.657%    749     49.13%       120        119       1
-------------------------------------------------------------------------------------------------------------------
156             3         213,358      0.29        71,940   5.914     746     56.29        156        155       1
-------------------------------------------------------------------------------------------------------------------
180           649      69,982,997     93.95       108,072   5.559     731     61.88        180        179       1
-------------------------------------------------------------------------------------------------------------------
Total:        708     $74,489,410    100.00%     $105,471   5.565%    732     61.13%       176        176       1
-------------------------------------------------------------------------------------------------------------------

W.A.: 176.5 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------
Banc of America Securities LLC

----------
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statement previously filed with the SEC under Rule 415 of the Securities Act of
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

all cases where the material does not pertain to securities that are ultimately
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